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                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-120643 of Frontier Oil Corporation on Form S-4 of our report dated February 19, 2004 relating to the financial statement schedules appearing in the Current Report on Form 8-K, filed on November 19, 2004, of Frontier Oil Corporation.

/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

Houston, Texas
December 3, 2004